                                                                    Exhibit 4.14





                            NOTE PURCHASE AGREEMENT

                          Dated as of August 22, 2001

                                    between

                            UNITED AIR LINES, INC.,


                                      and


                      STATE STREET BANK AND TRUST COMPANY
                     OF CONNECTICUT, NATIONAL ASSOCIATION,
                   as Pass Through Trustee under each of the
             United Airlines 2001-1 Pass Through Trust Agreements,
                   Subordination Agent and Indenture Trustee

                               TABLE OF CONTENTS
                               -----------------


                                                                           Page
Section 1.   Purchase of Notes............................................    2

Section 2.   [Reserved.]..................................................    2

Section 3.   Conditions Precedent.........................................    2

Section 4.   Representations, Warranties and Covenants of United..........    7

Section 5.   Representations, Warranties and Covenants of Other Parties...    9

Section 6.   Notices......................................................   14

Section 7.   Expenses.....................................................   14

Section 8.   Miscellaneous................................................   14

SCHEDULES

Schedule I     Names and Addresses
Schedule II    Notes, Purchasers, Interest Rate, Principal Amount and Maturity
               Date
Schedule III Aircraft, Aircraft Registration Number, Indenture, Series Issued and Principal Amount

                            NOTE PURCHASE AGREEMENT

     THIS NOTE PURCHASE AGREEMENT, dated as of August 22, 2001 (this "Agreement"), between UNITED AIR LINES, INC., a Delaware corporation ("United"), and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association (the "Bank"), not in its individual capacity, except as otherwise expressly provided herein, but solely as trustee (in such capacity, the "Pass Through Trustee") under each of the five separate Pass Through Trust Agreements (as defined below), subordination agent (in such capacity, the "Subordination Agent"), and indenture trustee (in such capacity, the "Indenture Trustee") under the Indentures (as defined below).

     WHEREAS, United is the owner of ten (10) Airbus A319-131 aircraft, six (6) Airbus A320-232 aircraft, five (5) Boeing 747-422 aircraft, five (5) Boeing 767-322ER aircraft and four (4) Boeing 777-222ER aircraft (collectively, the "Aircraft") for which it desires to obtain financing;

     WHEREAS, pursuant to each Trust Indenture and Mortgage, dated as of the date hereof (each, an "Indenture"), between United and the Indenture Trustee thereunder, United proposes to issue up to six series of equipment notes (the "Notes"), on the Closing Date, all of which are to be secured by the mortgage and security interest in the related Aircraft granted pursuant to such Indenture by United in favor of the related Indenture Trustee and to be subject to the subordination provisions contained therein;

     WHEREAS, Series A-1 Notes, Series A-2 Notes, Series A-3 Notes, Series B Notes, Series C Notes and/or Series D Notes with respect to each Aircraft to the extent provided on Schedule III hereto (each, a "Series") will be issued on the Closing Date (as defined in Section 1 below) to the Subordination Agent acting
                            ---------
on behalf of the Pass Through Trustee for the applicable Pass Through Trust as evidence of United's indebtedness to the Pass Through Trustee;

     WHEREAS, pursuant to each of the Pass Through Trust Supplements (the "Trust Supplements"; and together with the Basic Pass Through Trust Agreement, the "Pass Through Trust Agreements"), on the Closing Date (as defined in Section 1
                                                                     ---------
below), a separate grantor trust (each, a "Pass Through Trust") will be created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of enhanced pass through certificates pursuant thereto (collectively, the "Pass Through Certificates") to provide the financing of the Aircraft;

     WHEREAS, part of the proceeds from the issuance and sale of the Pass Through Certificates will be applied by the Subordination Agent, acting on behalf of the Pass Through Trustee, to purchase from United on behalf of each Pass Through Trust, the Notes bearing the same interest rate as the Pass Through Certificates issued by the related Pass Through Trust; and

     WHEREAS, concurrently with the execution and delivery of this Agreement,
(i) Westdeutsche Landesbank Girozentrale, a German banking institution organized under the laws of the State of North Rhine-Westphalia, Germany, acting through its New York branch (the "Liquidity Provider") entered into five revolving credit agreements (each, a "Liquidity

                                              [(2001-1) Note Purchase Agreement]


Facility") for the benefit of the United Airlines 2001-1A-1 Pass Through Trust, the United Airlines 2001-1A-2 Pass Through Trust, the United Airlines 2001-1A-3 Pass Through Trust, the United Airlines 2001-1B Pass Through Trust and the United Airlines 2001-1C Pass Through Trust, with the Subordination Agent, as agent and trustee for the Pass Through Trustee on behalf of each such Pass Through Trust; and (ii) the Pass Through Trustee, the Liquidity Provider and the Subordination Agent entered into the Intercreditor Agreement, dated as of the date hereof (the "Intercreditor Agreement");

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     Section 1.    Purchase of Notes. (a) Subject to the satisfaction or waiver
                   -----------------
of the conditions set forth herein, on August 22, 2001, or on such other date agreed to by the parties hereto (the "Closing Date"):

                   (i) the Pass Through Trustee for each Pass Through Trust shall pay to United the purchase price set forth on Schedule II for each
                                                         -----------
     Note being issued and sold by United to such Pass Through Trust; and

                   (ii) United shall issue, pursuant to Article 2 of each Indenture, to the Subordination Agent, on behalf of the Pass Through Trustee for each of the Pass Through Trusts, a Note having the Series, maturity date and principal amount and bearing the interest rate set forth on Schedule II opposite the name of such Pass Through Trust.
        -----------

             (b)   All payments pursuant to Section 1(a)(i) shall be made in
                                            ---------------
immediately available funds to such accounts and at such banks as United shall designate on Schedule I or as it may otherwise designate in writing not less
             ----------
than one Business Day prior to the Closing Date.

     Section 1.A.  Certain Definitions. (a) As used in this Agreement and
                   -------------------
unless otherwise expressly provided, the following capitalized terms shall have the following respective meanings:

     "FAA" means the Federal Aviation Administration.
      ---

     "Federal Aviation Act" means Title 49 of the United States Code
      --------------------
(Transportation), as amended.

     "Fundamental Documents" shall mean, collectively (i) any document that is a
      ---------------------
"Fundamental Document" under and as defined in any Indenture and (ii) any amendment to any of the foregoing executed in connection with the transactions contemplated hereby.

     "Operative Documents" shall mean any document that is an Operative Document
      -------------------
under an Indenture.

     (b) Unless otherwise specifically defined herein, capitalized terms used in this Agreement shall have the respective meanings specified in the Intercreditor Agreement.

                                              [(2001-1) Note Purchase Agreement]


     Section 2.    [Reserved.]

     Section 3.    Conditions Precedent. (a) Conditions Precedent to the
                   --------------------
Obligations of the Pass Through Trustee. The obligation of the Pass Through Trustee to make the payments described in Section 1(a)(i) and to enter into the
                                          ---------------
Fundamental Documents to which it is a party are subject to the fulfillment, on or prior to the Closing Date, of the following conditions precedent:

                   (i) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory or judicial authorities which, in the opinion of each Pass Through Trustee, would make it a violation of law or regulations for the Pass Through Trustee to make the payments described in Section 1(a), to execute, deliver and perform the
                               ------------
     Fundamental Documents, to acquire the Notes or to realize the security afforded by the Indentures.

                   (ii) United shall have tendered the Notes to the applicable Indenture Trustee for authentication and shall have tendered the Notes to the Subordination Agent on behalf of the Pass Through Trustee in accordance with Section 1.
          ---------

                   (iii) The Pass Through Trustee shall have received duly authorized and validly executed counterparts or conformed copies of the following documents in form and substance satisfactory to the Pass Through Trustee and all such documents shall be in full force and effect:

                          (A)  this Agreement;

                          (B) the Basic Pass Through Trust Agreement and each Trust Supplement;

                          (C)  the Intercreditor Agreement;

                          (D) the Liquidity Facility for each of the Class A-1 Trust, the Class A-2 Trust, the Class A-3 Trust, the Class B Trust and the Class C Trust;

                          (E)  the Indentures; and

                          (F)  the Underwriting Agreement.

                   (iv) Uniform Commercial Code financing statements covering all the security interests created by or pursuant to the Granting Clause of each Indenture shall have been executed and delivered by United and the relevant Indenture Trustee, and such financing statements shall have been duly filed or arrangements satisfactory to the Pass Through Trustee shall have been made for filing within 10 days after the Closing Date, with the Secretary of State of the State of Delaware and any other places deemed necessary or advisable.

                                              [(2001-1) Note Purchase Agreement]


                   (v) The Pass Through Trustee shall have received the following, in each case in form and substance satisfactory to it:

                          (A) a certified copy of the Restated Certificate of Incorporation and By-Laws of United and a copy of resolutions of the board of directors of United or the executive committee thereof, certified by the Secretary or an Assistant Secretary of United, duly authorizing the execution, delivery and performance by United of this Agreement and each other Fundamental Document required to be executed and delivered by United in accordance with the provisions hereof and thereof;

                          (B) a copy of the organizational documents, by-laws and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of each Indenture Trustee and the Subordination Agent, certified as of the Closing Date by the Secretary or an Assistant Secretary of such parties, respectively, which authorize the execution, delivery and performance by each Indenture Trustee and the Subordination Agent, respectively, of all the Fundamental Documents to which it is a party, together with such other documents and evidence with respect to each Indenture Trustee and the Subordination Agent as the Pass Through Trustee may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement, the taking of all corporate proceedings in connection therewith and compliance with the conditions herein set forth; and

                          (C) a certificate signed by the Secretary or an Assistant Secretary of each of United, each Indenture Trustee and the Subordination Agent as to the Person or Persons authorized to execute and deliver this Agreement and any other Fundamental Document to be executed on behalf of such party in connection with the transactions contemplated hereby and as to the signature of such Person or Persons.

                   (vi) On the Closing Date, (A) the representations and warranties of United contained in Section 4 and the representations and
                                       ---------
     warranties of each Indenture Trustee and the Subordination Agent contained in Section 5 shall be true and correct in all material respects as though
        ---------
     made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), and (B) no event shall have occurred and be continuing, or would result from the transactions contemplated hereby, which constitutes (or would, with the passage of time or the giving of notice or both, constitute) an Indenture Default under any Indenture.

                   (vii) The Pass Through Trustee shall have received an opinion addressed to the Pass Through Trustee from (A) the General Counsel or Assistant General Counsel for United and (B) Vedder, Price, Kaufman & Kammholz, special counsel for United, in each case with respect to such matters and in form and substance reasonably satisfactory to the Pass Through Trustee.

                                              [(2001-1) Note Purchase Agreement]


                   (viii) The Pass Through Trustee shall have received an opinion addressed to the Pass Through Trustee and United from (A) in house German counsel of the Liquidity Provider, and (B) Shearman & Sterling, special counsel for the Liquidity Provider, in each case in form and substance reasonably satisfactory to the Pass Through Trustee.

                   (ix) The Pass Through Trustee shall have received an opinion addressed to the Pass Through Trustee and United from Lytle Soule & Curlee, special counsel in Oklahoma City, Oklahoma, in form and substance reasonably satisfactory to the Pass Through Trustee.

                   (x) The Pass Through Trustee shall have received an opinion addressed to the Pass Through Trustee and United from Bingham Dana LLP, special counsel for the Indenture Trustees and the Pass Through Trustee, in form and substance reasonably satisfactory to the Pass Through Trustee.

                   (xi) The Pass Through Trustee shall have received an opinion addressed to the Pass Through Trustee and United from Vedder, Price, Kaufman & Kammholz, special New York counsel for United, in form and substance reasonably satisfactory to the Pass Through Trustee.

                   (xii) The Pass Through Trustee shall have received an independent insurance broker's report, and certificates of insurance, in form and substance reasonably satisfactory to it, as to the due compliance with the terms of Section 4.03 of each Indenture with respect to the Aircraft.

                   (xiii) The Pass Through Trustee shall have received a report from each of the Appraisers as to the base value of the Aircraft, in form and substance satisfactory to the Pass Through Trustee and United.

                   (xiv) The conditions precedent to the transactions specified in the Underwriting Agreement shall have been satisfied (or waived) in accordance with the terms thereof.

                   (xv) With respect to each Aircraft, the applicable Indenture shall have been duly filed with the FAA.

                   (xvi) The conditions precedent under each Participation Agreement relating to an Aircraft shall have been satisfied (or waived) in accordance with the terms thereof.

Promptly upon the recording of the Indentures pursuant to the Federal Aviation Act, United shall cause Lytle Soule & Curlee, special counsel in Oklahoma City, Oklahoma, to deliver to the Pass Through Trustee an opinion as to the due recording by the FAA of the Indentures and the lack of any intervening filings with respect to the Aircraft.

             (b)   Conditions Precedent to the Obligations of United. The
                   -------------------------------------------------
obligations of United to participate in the transactions contemplated hereby and to enter into the Fundamental

                                              [(2001-1) Note Purchase Agreement]


Documents to which United is a party are all subject to the fulfillment to the satisfaction of or waiver by United, on or prior to the Closing Date, of the following conditions precedent:

                   (i)    Those documents described in Section 3(a)(iii) shall
                                                       -----------------
     have been duly authorized, executed and delivered by the respective party or parties thereto (other than United) in the manner specified in Section
                                                                       -------
     3(a)(iii), shall each be satisfactory in form and substance to United,
     ---------
     shall be in full force and effect on the Closing Date, and an executed counterpart of each thereof shall have been delivered to United or counsel for United.

                   (ii) United shall have received a copy of the organizational documents, by-laws and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of each Indenture Trustee, the Pass Through Trustee and the Subordination Agent, certified as of the Closing Date by the Secretary or an Assistant Secretary of each such party, respectively, that authorize the execution, delivery and performance by each Indenture Trustee, the Pass Through Trustee and the Subordination Agent, respectively, of all the Fundamental Documents to which each such party is a party, together with such other documents and evidence with respect to each Indenture Trustee, the Pass Through Trustee and the Subordination Agent as United or its counsel may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement, the taking of all corporate proceedings in connection therewith and compliance with the conditions set forth herein.

                   (iii) A certificate signed by the Secretary or an Assistant Secretary of each Indenture Trustee, the Pass Through Trustee and the Subordination Agent as to the Person or Persons authorized to execute and deliver this Agreement and any other Fundamental Document to be executed on behalf of such party in connection with the transactions contemplated hereby and as to the signature of such Person or Persons.

                   (iv) The representations and warranties of each Indenture Trustee, the Pass Through Trustee and the Subordination Agent contained in
     Section 5 shall be true and correct in all material respects as of the
     ---------
     Closing Date as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which event such representations and warranties shall have been true and correct in all material respects on and as of such earlier date).

                   (v) United shall have received the opinions set forth in Sections 3(a)(vii)-3(a)(xi) (except receipt by United of the opinions set
     ---------------------------
     forth in Sections 3(a)(vii) and 3(a)(xi) shall not be a condition precedent
              ------------------     --------
     to its obligations hereunder), in each case addressed to United and dated the Closing Date and otherwise in form and substance satisfactory to United.

                   (vi) United shall have received a copy of the reports required to be delivered pursuant to Section 3(a)(xiii).
                                          ------------------

                                              [(2001-1) Note Purchase Agreement]


                   (vii) The conditions precedent to the transactions specified in the Underwriting Agreement shall have been satisfied (or waived) in accordance with the terms thereof.

                   (viii) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities which, in the opinion of United, would make it a violation of law or regulations for United to enter into any transaction contemplated by the Fundamental Documents.

     Section 4.    Representations, Warranties and Covenants of United. United
                   ---------------------------------------------------
represents, warrants and covenants to the Pass Through Trustee and each Indenture Trustee that:

             (a) United is a corporation duly organized and validly existing in good standing pursuant to the laws of the State of Delaware, having organizational identification number 0697327, is a Certificated Air Carrier; has the State of Delaware as its "location" (as such term is defined in Article 9 of the Uniform Commercial Code of the State of Delaware as in effect on the date hereof) and its true and complete name as indicated on the public record of the State of Delaware is "United Air Lines, Inc." and its mailing address is as set forth on Schedule I hereto; is duly qualified to do business as a foreign corporation in each jurisdiction in which it has intrastate routes or has its principal office or a major overhaul facility, except where the failure to be so qualified would not have a material adverse effect on the ability of United to perform its obligations under the United Documents (as defined below); holds all material licenses, certificates, permits and franchises from the appropriate agencies of the United States of America and/or all other governmental authorities having jurisdiction, necessary to authorize United to engage in and to carry on scheduled passenger service, in each case as presently conducted, and has the corporate power and authority to enter into and perform its obligations under this Agreement, the Notes issued under the Indentures and each other Fundamental Document to which it is a party (collectively, the "United Documents").

             (b) The execution, delivery and performance by United of the United Documents have been duly authorized by all necessary corporate action on the part of United, do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of United except such as have been duly obtained, and none of the execution, delivery and performance by United of such United Documents contravenes any law, judgment, governmental rule, regulation or order binding on United or the certificate of incorporation or by-laws of United or contravenes the provisions of, or constitutes a default under, or results in the creation of any Lien (other than Permitted Liens (as defined in the Indentures)) upon the property of United under: (x) its certificate of incorporation or bylaws; or (y) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which United is a party or by which it or its properties may be bound or affected, except for any such contravention, default or Lien pertaining to an agreement of the type listed in clause (y) of this Section that, individually or in the aggregate, would be reasonably unlikely to have a material adverse effect on the ability of United to perform its obligations under the United Documents.

                                              [(2001-1) Note Purchase Agreement]


             (c) Neither the execution and delivery by United of the United Documents nor the performance by United of its obligations thereunder require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state, local or foreign government authority or agency, except for (A) the qualification of the Pass Through Trust Agreements under the Trust Indenture Act of 1939, as amended, pursuant to an order of the Securities and Exchange Commission, (B) the registrations and filings referred to in Section 3(a)(iv), (C) authorizations,
                                         ----------------
consents, approvals, actions, notices and filings required to be obtained, taken, given or made which have been duly obtained and are in full force and effect or the failure of which to obtain, take, give or make would not have a material adverse effect on the financial condition, properties or results of operations of United or on the ability of United to perform its obligations under the United Documents, (D) any normal periodic and other reporting requirements under the applicable rules and regulations of the FAA to the extent required to be given or obtained only after the Closing Date, and (E) the recordings with the FAA described in the opinion referred to in Section
                                                                -------
3(a)(ix).
--------

             (d) Each of the United Documents has been duly executed and delivered by United and constitutes legal, valid and binding obligations of United enforceable against United in accordance with the terms thereof, except as the same may be limited by (a) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, (b) by general principles of equity, whether considered in a proceeding at law or in equity, (c) in the case of indemnity provisions contained in such documents, public policy considerations, and (d) in the case of the Indentures, applicable laws which may affect the remedies provided in the Indentures, which laws, however, do not make the remedies provided in the Indentures inadequate for practical realization of the benefits intended to be afforded thereby.

             (e) There has not occurred any event which constitutes an Indenture Default under any Indenture which is presently continuing and there has not occurred any event which constitutes or would, with the passage of time or the giving of notice, or both, constitute an Event of Loss (as defined in the applicable Indenture) under any Indenture.

             (f) Neither United nor anyone acting on behalf of United has offered any interest in any Pass Through Certificate or any Note in a manner which would violate the Securities Act of 1933, as amended, the regulations thereunder, administrative and judicial interpretation thereof or the securities laws, rules or regulations of any state.

             (g) Neither United nor any subsidiary of United is an "investment company" or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

             (h) Except for the proceedings described in the discussion of Legal Proceedings in United's Annual Report on Form 10-K for the year ended December 31, 2000 and subsequently filed Form 10-Qs filed prior to the Closing Date, there are no pending or, to the knowledge of United, threatened actions or proceedings before any court or administrative agency which individually (or in the aggregate in the case of any group of related lawsuits) would have a material adverse effect on the ability of United to perform its obligations under the United Documents or that seek to set aside, restrain, enjoin or prevent the consummation of this

                                              [(2001-1) Note Purchase Agreement]


Agreement, the other Fundamental Documents or the transactions contemplated hereby or thereby.

          (i) None of the proceeds from the issuance of the Notes will be used directly or indirectly by United to purchase or carry any "margin stock" as such term is defined in Regulation T or U of the Board of Governors of the Federal Reserve System.

          (j) United agrees to pay to the Subordination Agent any amounts required to be paid by the Subordination Agent pursuant to Sections 2.03, 3.01, 3.02, 3.03, 3.09, 7.05 and 7.07 of any Liquidity Facility.

          (k) United agrees to give each Indenture Trustee and the Pass Through Trustee at least 30 days' prior written notice of any change in its name on the public record of the State of Delaware or of its "location" (as such term is defined in Article 9 of the Uniform Commercial Code of the State of Delaware as in effect on the date hereof).

          (l) If United were to become a debtor under the Bankruptcy Code, each Indenture Trustee, as secured party under the related Indenture, would be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the relevant Aircraft.

          (m) Each Aircraft has been duly certified by the FAA as to type and airworthiness and such certification remains in full force and effect.

          (n) With respect to the Aircraft, the applicable Indenture has been duly filed for recording with the FAA pursuant to the Federal Aviation Act.

   Section 5.  Representations, Warranties and Covenants of Other Parties. Each
               ----------------------------------------------------------
of the parties below represents, warrants and covenants to each of the other parties to this Agreement as follows:

          (a)  Each Indenture Trustee represents, warrants and covenants that:

               (i) such Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, is a "citizen of the United States" as defined in 49 U.S.C. Section 40102(a)(15) (without making use of a voting trust agreement, voting powers agreement or similar arrangements) and will resign as Indenture Trustee promptly after it obtains actual knowledge that it has ceased to be such a citizen, and has, or had on the respective dates of execution thereof, the full corporate power, authority and legal right under the laws of the State of Connecticut and the United States of America pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and each other Fundamental Document to which it is a party, to authenticate the Notes and to carry out its obligations under this Agreement and each other Fundamental Document to which it is a party;

               (ii) the execution and delivery by such Indenture Trustee of this Agreement and each other Fundamental Document to which it is a party, the authentication of the Notes and the performance by such Indenture Trustee of its obligations under this Agreement and each other Fundamental Document to which it is a

                                              [(2001-1) Note Purchase Agreement]


     party have been duly authorized by such Indenture Trustee and will not violate its charter or by-laws, the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound or any federal or Connecticut law or regulation relating to the banking, trust or fiduciary powers of such Indenture Trustee;

               (iii) this Agreement and each other Fundamental Document to which such Indenture Trustee is a party have been duly authorized, executed and delivered by such Indenture Trustee; this Agreement constitutes, and each Fundamental Document to which such Indenture Trustee is a party, when it has been executed and delivered by such Indenture Trustee, will constitute, the legal, valid and binding obligations of such Indenture Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

               (iv) no consent, approval, order or authorization of, giving of notice to, or registration or filing with, or taking of any other action in respect of, any Connecticut state or local governmental authority or agency or any United States federal governmental authority or agency regulating the banking or trust powers of such Indenture Trustee is required for the execution and delivery of, or the carrying out by, such Indenture Trustee, of any of the transactions contemplated by any of the Fundamental Documents to which such Indenture Trustee is or is to be a party, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken; and

               (v) there are no pending or threatened actions or proceedings against such Indenture Trustee before any court or administrative agency which, if determined adversely to it, would have a material adverse effect on the ability of such Indenture Trustee to perform its obligations under this Agreement or any other Fundamental Document executed by such Indenture Trustee in connection with the transactions contemplated by the Fundamental Documents.

          (b)  the Pass Through Trustee represents, warrants and covenants that:

               (i) the Pass Through Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has the full corporate power, authority and legal right under the laws of the State of Connecticut and the United States of America pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and each other Fundamental Document to which it is a party and to perform its obligations hereunder and thereunder;

               (ii) this Agreement and each other Fundamental Document to which the Pass Through Trustee is a party have been duly authorized, executed and delivered by the Pass Through Trustee; this Agreement and each other Fundamental Document to which the Pass Through Trustee is a party constitute the legal, valid and binding obligations of the Pass Through Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy,

                                              [(2001-1) Note Purchase Agreement]


     insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

          (iii) none of the execution, delivery and performance by the Pass Through Trustee of this Agreement or any other Fundamental Document to which the Pass Through Trustee is a party, the purchase by the Pass Through Trustee of the Notes pursuant to this Agreement, or the issuance and sale of the Pass Through Certificates pursuant to the Pass Through Trust Agreements, and the Purchase Agreements, contravenes any law, rule or regulation of the State of Connecticut or any United States governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and do not contravene or result in any breach of, or constitute a default under, the Pass Through Trustee's charter or by-laws or any agreement or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound;

          (iv) neither the execution and delivery by the Pass Through Trustee of this Agreement or any of the other Fundamental Documents to which the Pass Through Trustee is a party, nor the consummation by the Pass Through Trustee of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Connecticut governmental authority or agency or any Federal governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

          (v) there are no Taxes payable by the Pass Through Trustee imposed by the State of Connecticut or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Pass Through Trustee of this Agreement or any other Fundamental Document to which the Pass Through Trustee is a party (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by the Pass Through Trust Agreements), and there are no Taxes payable by the Pass Through Trustee imposed by the State of Connecticut or any political subdivision thereof in connection with the acquisition, possession or ownership by the Pass Through Trustee of any of the Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by the Pass Through Trust Agreements);

          (vi) there are no pending or threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would have a material adverse effect on the ability of the Pass Through Trustee to perform its obligations under this Agreement or any other Fundamental Document to which the Pass Through Trustee is a party;

          (vii) except for the issue and sale of the Notes contemplated hereby, the Pass Through Trustee has not directly or indirectly offered any Notes for sale to any Person or solicited any offer to acquire any Notes from any Person, nor has the Pass

                                              [(2001-1) Note Purchase Agreement]


     Through Trustee authorized anyone to act on its behalf to offer directly or indirectly any Note for sale to any Person, or to solicit any offer to acquire any Note from any Person; and the Pass Through Trustee is not in default under any Pass Through Trust Agreement; and

               (viii) the Pass Through Trustee is not directly or indirectly controlling, controlled by or under common control with United.

          (c)  the Subordination Agent represents, warrants and covenants that:

               (i) the Subordination Agent is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has the full corporate power, authority and legal right under the laws of the State of Connecticut and the United States of America pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and each other Fundamental Document to which it is a party and to perform its obligations hereunder and thereunder;

               (ii) this Agreement and each other Fundamental Document to which it is a party have been duly authorized, executed and delivered by the Subordination Agent; this Agreement and each other Fundamental Document to which it is a party constitute the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

               (iii) none of the execution, delivery and performance by the Subordination Agent of this Agreement or any other Fundamental Document to which the Subordination Agent is a party contravene any law, rule or regulation of the State of Connecticut or any United States governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent and does not contravene or result in any breach of, or constitute a default under, the Subordination Agent's charter or by-laws or any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

               (iv) neither the execution and delivery by the Subordination Agent of this Agreement or any other Fundamental Document to which the Subordination Agent is a party nor the consummation by the Subordination Agent of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Connecticut governmental authority or agency or any federal governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers;

               (v) there are no Taxes payable by the Subordination Agent imposed by the State of Connecticut or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of

                                              [(2001-1) Note Purchase Agreement]


     this Agreement or any other Fundamental Document to which the Subordination Agent is a party (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any Liquidity Facility), and there are no Taxes payable by the Subordination Agent imposed by the State of Connecticut or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any Liquidity Facility);

          (vi) there are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Agreement or any other Fundamental Document to which the Subordination Agent is a party;

          (vii) the Subordination Agent has not directly or indirectly offered any Notes for sale to any Person or solicited any offer to acquire any Notes from any Person, nor has the Subordination Agent authorized anyone to act on its behalf to offer directly or indirectly any Note for sale to any Person, or to solicit any offer to acquire any Note from any Person; and the Subordination Agent is not in default under any Liquidity Facility; and

          (viii) the Subordination Agent is not directly or indirectly controlling, controlled by or under common control with United.

                                              [(2001-1) Note Purchase Agreement]


     Section 6.  Notices. Unless otherwise specifically provided herein, all
                 -------
notices required or permitted by the terms of this Agreement shall be in English and in writing, and any such notice shall become effective five days after being deposited in the United States mail, with proper postage for first-class registered or certified mail prepaid, or when delivered personally or, if promptly confirmed by mail as provided above, when dispatched by facsimile or other written telecommunication, addressed, if to United, the Pass Through Trustee, the Subordination Agent or any Indenture Trustee, at their respective addresses or facsimile numbers set forth on Schedule 1.
                                            ----------

     Section 7.  Expenses. All of the reasonable out-of-pocket costs, fees and
                 --------
expenses incurred by the Pass Through Trustee, the Subordination Agent, the Liquidity Provider and the Indenture Trustees in connection with the transactions contemplated by this Agreement shall be paid on or prior to the Closing Date by United on a net after-tax basis.

     Section 8.  Miscellaneous. (a) Provided that the transactions contemplated
                 -------------
hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of United, each Indenture Trustee, the Subordination Agent and the Pass Through Trustee, and United's, each Indenture Trustee's, the Subordination Agent's and the Pass Through Trustee's obligations hereunder, shall survive the expiration or other termination of this Agreement and the other agreements referred to herein.

           (b) This Agreement may be executed in any number of counterparts and each counterpart of this Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended or waived orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment or waiver is sought; and no such termination, amendment or waiver shall be effective unless a signed copy thereof shall have been delivered to each Indenture Trustee. The table of contents preceding this Agreement and the headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, United and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee properly appointed) under any of the Trust Supplements, any Indenture Trustee and its successors as Indenture Trustee (and any additional Indenture Trustee properly appointed) under any Indenture and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.

           (c) This Agreement is not intended to, and shall not, provide any Person not a party hereto with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Agreement; provided, however, that each of the parties hereto agrees
                    --------  -------
and acknowledges that the Liquidity Provider shall be a third party beneficiary of each of the representations and warranties made herein by such party, and that the Liquidity Provider may rely on such representations and warranties to the same extent as if such representations and warranties were made to the Liquidity Provider directly. The terms of this

                                              [(2001-1) Note Purchase Agreement]


Agreement shall inure to the benefit of the Liquidity Provider, its successors and permitted assigns.

          (d) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          (e) Each of the parties hereto hereby irrevocably and unconditionally:

               (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Fundamental Document, or for recognition and enforcement of any judgment in respect hereof or thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

               (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

               (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form and mail, postage prepaid, to each party hereto at its address set forth in Schedule I, or at
                                                               ----------
     such other address of which the other Person shall have been notified pursuant thereto; and

               (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          (f) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each of the parties warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, AND CANNOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

                            [Signature Pages Follow]

                                              [(2001-1) Note Purchase Agreement]


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                         UNITED AIR LINES, INC.


                                         By: /s/ Jeffrey T. Kawalsky
                                            ----------------------------
                                            Name: Jeffrey T. Kawalsky
                                            Title: Assistant Treasurer

                                         STATE STREET BANK AND TRUST COMPANY OF
                                         CONNECTICUT, NATIONAL ASSOCIATION, not
                                         in its individual capacity, except as
                                         otherwise provided herein, but solely
                                         as Indenture Trustee, Pass Through
                                         Trustee and Subordination Agent

                                         By: /s/ John G. Correia
                                            ----------------------------
                                            Name: John G. Correia
                                            Title: Assistant Vice President

                                              [(2001-1) Note Purchase Agreement]


                                   SCHEDULE I


                           TO NOTE PURCHASE AGREEMENT

                              NAMES AND ADDRESSES
                              -------------------

UNITED:
------

Address for Notices:

     If by U.S. Mail
     United Air Lines, Inc.
     P.O. Box 66100
     WHQFT
     Chicago, IL 60666
     Attention:  Vice President and Treasurer
     Telecopy:  (847) 700-7117

If by Overnight Delivery Service
--------------------------------

     United Air Lines, Inc.
     1200 East Algonquin Road
     WHQFT
     Elk Grove Township, IL 60007
     Attention: Vice President and Treasurer
     Telecopy: (847) 700-7117

PASS THROUGH TRUSTEE, SUBORDINATION AGENT AND INDENTURE TRUSTEE:
---------------------------------------------------------------

Address for Notices:

     State Street Bank and Trust Company
     of Connecticut, National Association
     225 Asylum Street
     Goodwin Square
     Hartford, Connecticut 06103
     Attention: Corporate Trust Division
     Telecopy: (860) 244-1881

And

     State Street Bank and Trust Company
     of Connecticut, National Association
     c/o 2 Avenue de Lafayette, 6/th/ Floor
     Boston, Massachusetts 02111-1724
     Attention: Corporate Trust
     Telecopy: (617) 662-1465


                                  SCHEDULE I

                                              [(2001-1) Note Purchase Agreement]


                                 SCHEDULE II TO


                            NOTE PURCHASE AGREEMENT

                  NOTES, PURCHASERS, INTEREST RATE, PRINCIPAL
                            AMOUNT AND MATURITY DATE
                            ------------------------

                                                    Interest      Principal
 Series                         Purchaser             Rate          Amount        Maturity Date
 ------                         ---------             ----          ------        -------------
Series A-1 Notes     2001-1A-1 Pass Through Trust    6.071%     $291,037,000     March 1, 2013

Series A-2 Notes      2001-1A-2 Pass Through Trust   6.201%     $263,614,000     September 1, 2008

Series A-3 Notes      2001-1A-3 Pass Through Trust   6.602%     $372,987,000     September 1, 2013

Series B Notes        2001-1B Pass Through Trust     6.932%     $150,168,000     September 1, 2011

Series C Notes        2001-1C Pass Through Trust     6.831%     $251,885,000     September 1, 2008

Series D Notes        2001-1D Pass Through Trust     7.371%     $137,268,000     September 1, 2006

                                  SCHEDULE II

                                              [(2001-1) Note Purchase Agreement]

                                SCHEDULE III TO

                            NOTE PURCHASE AGREEMENT

                    AIRCRAFT, AIRCRAFT REGISTRATION NUMBER,
                 INDENTURE, SERIES ISSUED AND PRINCIPAL AMOUNT
                 ---------------------------------------------

                Aircraft
              Registration
  Aircraft       Number          Indenture          Series Issued             Principal Amount
------------- --------------  ----------------  ---------------------      ------------------------
A319-131        N831UA        (2001-1 A319-1)   Equipment Note, Series A-1       $ 2,961,792
                                                Equipment Note, Series A-2       $12,998,975
                                                Equipment Note, Series C         $ 7,170,810
                                                Equipment Note, Series D         $ 2,404,153

A319-131        N833UA        (2001-1 A319-2)   Equipment Note, Series A-1       $ 3,595,333
                                                Equipment Note, Series A-2       $13,011,692
                                                Equipment Note, Series C         $ 7,177,825
                                                Equipment Note, Series D         $ 2,433,210

A319-131        N834UA        (2001-1 A319-3)   Equipment Note, Series A-1       $ 6,182,664
                                                Equipment Note, Series A-3       $10,476,180
                                                Equipment Note, Series B         $ 4,215,720
                                                Equipment Note, Series C         $ 2,984,501
                                                Equipment Note, Series D         $ 2,440,802

A319-131        N835UA        (2001-1 A319-4)   Equipment Note, Series A-1       $ 6,182,664
                                                Equipment Note, Series A-3       $10,476,180
                                                Equipment Note, Series B         $ 4,215,720
                                                Equipment Note, Series C         $ 2,984,501
                                                Equipment Note, Series D         $ 2,440,802

A319-131       N836UA         (2001-1 A319-5)   Equipment Note, Series A-1       $ 6,017,910
                                                Equipment Note, Series A-3       $10,698,507
                                                Equipment Note, Series B         $ 4,287,115
                                                Equipment Note, Series C         $ 2,997,883
                                                Equipment Note, Series D         $ 2,442,436

                                 SCHEDULE III

                                              [(2001-1) Note Purchase Agreement]

A319-131       N837UA         (2001-1 A319-6)   Equipment Note, Series A-1       $ 6,033,972
                                                Equipment Note, Series A-3       $10,727,063
                                                Equipment Note, Series B         $ 4,298,558
                                                Equipment Note, Series C         $ 3,005,885
                                                Equipment Note, Series D         $ 2,448,955

A319-131       N838UA        (2001-1 A319-7)    Equipment Note, Series A-1       $ 6,034,488
                                                Equipment Note, Series A-3       $10,727,985
                                                Equipment Note, Series B         $ 4,298,927
                                                Equipment Note, Series C         $ 3,006,143
                                                Equipment Note, Series D         $ 2,449,166

A319-131       N839UA        (2001-1 A319-8)    Equipment Note, Series A-1       $ 6,055,736
                                                Equipment Note, Series A-3       $10,765,753
                                                Equipment Note, Series B         $ 4,314,061
                                                Equipment Note, Series C         $ 3,016,726
                                                Equipment Note, Series D         $ 2,457,788

A319-131       N840UA        (2001-1 A319-9)    Equipment Note, Series A-1       $ 6,074,904
                                                Equipment Note, Series A-3       $10,799,836
                                                Equipment Note, Series B         $ 4,327,719
                                                Equipment Note, Series C         $ 3,026,277
                                                Equipment Note, Series D         $ 2,465,569

A319-131       N841UA        (2001-1 A319-10)   Equipment Note, Series A-1       $ 5,584,337
                                                Equipment Note, Series A-3       $11,337,902
                                                Equipment Note, Series B         $ 4,525,896
                                                Equipment Note, Series C         $ 3,128,851
                                                Equipment Note, Series D         $ 2,540,006

A320-232       N467UA        (2001-1 A320-1)    Equipment Note, Series A-1       $ 4,062,436
                                                Equipment Note, Series A-2       $14,702,151
                                                Equipment Note, Series C         $ 8,110,359
                                                Equipment Note, Series D         $ 2,749,331

                                 SCHEDULE III

                                              [(2001-1) Note Purchase Agreement]

A320-232       N468UA     (2001-1 A320-2)       Equipment Note, Series A-1        $ 4,062,436
                                                Equipment Note, Series A-2        $14,702,152
                                                Equipment Note, Series C          $ 8,110,358
                                                Equipment Note, Series D          $ 2,749,329

A320-232       N469UA     (2001-1 A320-3)       Equipment Note, Series A-1        $ 6,891,012
                                                Equipment Note, Series A-3        $12,250,684
                                                Equipment Note, Series B          $ 4,909,104
                                                Equipment Note, Series C          $ 3,432,827
                                                Equipment Note, Series D          $ 2,796,793

A320-232       N470UA     (2001-1 A320-4)       Equipment Note, Series A-1        $ 6,905,004
                                                Equipment Note, Series A-3        $12,275,556
                                                Equipment Note, Series B          $ 4,919,071
                                                Equipment Note, Series C          $ 3,439,796
                                                Equipment Note, Series D          $ 2,802,471

A320-232       N471UA     (2001-1 A320-5)       Equipment Note, Series A-1        $ 6,905,004
                                                Equipment Note, Series A-3        $12,275,556
                                                Equipment Note, Series B          $ 4,919,071
                                                Equipment Note, Series C          $ 3,439,796
                                                Equipment Note, Series D          $ 2,802,471

A320-232       N472UA     (2001-1 A320-6)       Equipment Note, Series A-1        $ 6,918,996
                                                Equipment Note, Series A-3        $12,300,428
                                                Equipment Note, Series B          $ 4,929,037
                                                Equipment Note, Series C          $ 3,446,765
                                                Equipment Note, Series D          $ 2,808,150

B747-422       N117UA     (2001-1 747-1)        Equipment Note, Series A-1        $13,095,831
                                                Equipment Note, Series A-2        $43,652,766
                                                Equipment Note, Series C          $24,080,798
                                                Equipment Note, Series D          $ 8,365,373

                                 SCHEDULE III

                                              [(2001-1) Note Purchase Agreement]

B747-422       N118UA         (2001-1 747-2)    Equipment Note, Series A-1        $12,725,468
                                                Equipment Note, Series A-2        $44,236,149
                                                Equipment Note, Series C          $24,402,619
                                                Equipment Note, Series D          $ 8,370,494

B747-422       N122UA         (2001-1 747-3)    Equipment Note, Series A-1        $22,139,760
                                                Equipment Note, Series A-3        $35,669,620
                                                Equipment Note, Series B          $14,420,300
                                                Equipment Note, Series C          $10,345,506
                                                Equipment Note, Series D          $ 8,495,073

B747-422       N127UA         (2001-1 747-4)    Equipment Note, Series A-1        $20,440,816
                                                Equipment Note, Series A-3        $37,784,537
                                                Equipment Note, Series B          $15,204,877
                                                Equipment Note, Series C          $10,764,228
                                                Equipment Note, Series D          $ 8,803,263

B747-422       N128UA         (2001-1 747-5)    Equipment Note, Series A-1        $22,754,700
                                                Equipment Note, Series A-3        $38,556,579
                                                Equipment Note, Series B          $15,515,555
                                                Equipment Note, Series C          $10,984,171
                                                Equipment Note, Series D          $ 8,983,138

B767-322       N664UA         (2001-1 767-1)    Equipment Note, Series A-1        $ 7,088,827
                                                Equipment Note, Series A-2        $23,629,425
                                                Equipment Note, Series C          $13,035,037
                                                Equipment Note, Series D          $ 4,528,212
B767-322       N667UA         (2001-1 767-2)    Equipment Note, Series A-1        $ 6,126,528
                                                Equipment Note, Series A-2        $24,846,484
                                                Equipment Note, Series C          $13,706,421
                                                Equipment Note, Series D          $ 4,701,525

                                 SCHEDULE III

                                              [(2001-1) Note Purchase Agreement]

B767-322       N669UA         (2001-1 767-3)    Equipment Note, Series A-1        $12,568,692
                                                Equipment Note, Series A-3        $20,249,552
                                                Equipment Note, Series B          $ 8,186,368
                                                Equipment Note, Series C          $ 5,873,117
                                                Equipment Note, Series D          $ 4,822,631

B767-322       N670UA         (2001-1 767-4)    Equipment Note, Series A-1        $11,600,633
                                                Equipment Note, Series A-3        $21,443,586
                                                Equipment Note, Series B          $ 8,629,114
                                                Equipment Note, Series C          $ 6,108,945
                                                Equipment Note, Series D          $ 4,996,053

B767-322       N671UA         (2001-1 767-5)    Equipment Note, Series A-1        $11,642,059
                                                Equipment Note, Series A-3        $21,520,177
                                                Equipment Note, Series B          $ 8,659,935
                                                Equipment Note, Series C          $ 6,130,764
                                                Equipment Note, Series D          $ 5,013,897

B777-222       N794UA         (2001-1 777-1)    Equipment Note, Series A-1        $ 9,432,870
                                                Equipment Note, Series A-2        $36,683,373
                                                Equipment Note, Series C          $20,236,173
                                                Equipment Note, Series D          $ 7,029,798

B777-222       N795UA         (2001-1 777-2)    Equipment Note, Series A-1        $11,017,377
                                                Equipment Note, Series A-2        $35,150,833
                                                Equipment Note, Series C          $19,390,517
                                                Equipment Note, Series D          $ 6,828,438

B777-222       N204UA         (2001-1 777-3)    Equipment Note, Series A-1        $20,256,072
                                                Equipment Note, Series A-3        $30,946,774
                                                Equipment Note, Series B          $12,574,953
                                                Equipment Note, Series C          $ 9,152,552
                                                Equipment Note, Series D          $ 7,547,868

                                 SCHEDULE III

                                              [(2001-1) Note Purchase Agreement]

B777-222       N205UA         (2001-1 777-4)    Equipment Note, Series A-1        $19,678,679
                                                Equipment Note, Series A-3        $31,704,545
                                                Equipment Note, Series B          $12,816,899
                                                Equipment Note, Series C          $ 9,194,849
                                                Equipment Note, Series D          $ 7,550,805

                                 SCHEDULE III
                                    Page 6